UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) January 21, 2005

                            GP Strategies Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-7234                                        13-1926739
--------------------------------------------------------------------------------
 (Commission File Number)                      IRS Employer Identification No.)


777 Westchester Avenue, White Plains, NY                              10604
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (914) 249-9700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On January 21, 2005, the Company entered into an amendment of the Employment Agreement, dated as of July 1, 1999, between the Company and Scott N. Greenberg, the Company's President and Chief Financial Officer and a member of the Company's Board of Directors, to provide that the Employment Agreement now terminates on June 30, 2008.

         On January 21, 2005, the Company's wholly-owned subsidiary, General Physics Corporation, entered into an amendment of the Employment Agreement, dated as of July 1, 1999, between General Physics Corporation and Douglas E. Sharp, the President of General Physics Corporation, to provide that the Employment Agreement now terminates on June 30, 2008.

         On January 21, 2005, the Company entered into an amendment of the Employment Agreement, dated as of May 1, 2001, between the Company and Andrea D. Kantor, the Vice President and General Counsel of the Company, to provide that the Employment Agreement now terminates on June 30, 2007.

         A copy of the amendments to the above-referenced Employment Agreements are attached as Exhibits 10.1, 10.2 and 10.3 to this report.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 21, 2005, Roald Hoffmann, Ph.D., Admiral Bernard Kauderer, Gordon Smale, and Mark Radzik resigned from the Company's Board of Directors.

(d) (1) On January 21, 2005, the Company appointed Richard C. Pfenniger, Matthew Zell, and Scott R. Peppet to the Company's Board of Directors to fill three of the vacancies resulting from the resignations described above. Mr. Peppet is the brother-in-law of Matthew Zell. The number of directors of the Company has been reduced from nine to eight to eliminate the fourth vacancy.

         (2) Matthew Zell replaces Mark Radzik as the board designee of EGI-Fund (02-04) Investors, L.L.C. pursuant to Section 5.3 of the Stock Purchase Agreement, dated as of May 3, 2002, between the Company and EGI-Fund (02-04) Investors, L.L.C. (the "Stock Purchase Agreement").

         (3) Mr. Pfenniger, Mr. Zell and Mr. Peppet were named to the Company's Audit Committee. The Board of Directors has determined that Mr. Pfenniger is the Audit Committee financial expert. Mr. Peppet and Mr.

         Zell were named to the Company's Nominating/Corporate Governance Committee. Mr. Zell was named to the Company's Compensation Committee.

         A copy of the press release issued by the Company on January 24, 2005 announcing changes to its Board of Directors is attached as Exhibit 99.1 to this report. The Stock Purchase Agreement, previously filed, is incorporated herein by reference as Exhibit 10.4 to this report.


Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.                   Description

 10.1 Amendment, dated January 21, 2005, to Employment Agreement, dated as of July 1, 1999, between the Company and Scott N. Greenberg.

 10.2 Amendment, dated January 21, 2005, to Employment Agreement, dated as of July 1, 1999, between General Physics Corporation and Douglas E. Sharp.

 10.3 Amendment, dated January 21, 2005, to Employment Agreement, dated as of May 1, 2001, between the Company and Andrea D. Kantor.

 10.4 Stock Purchase Agreement, dated as of May 3, 2002, by and between the Registrant and EGI-Fund(02)04 Investors, L.L.C. Incorporated herein by reference to Exhibit 10.1 to the Registrant's Form 10-Q for the second quarter ended March 31, 2002.

 99.1 Press Release, dated January 24, 2005, announcing changes to the Board of Directors of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GP Strategies Corporation




Date: January 25, 2005                    Scott N. Greenberg, President
                                          and Chief Financial Officer